ITEM 24.(b)
                                                          OTHER EXHIBITS (a)


                                  POWER OF ATTORNEY

      The undersigned hereby constitute and appoint Elizabeth Bachman, Marie E. Connolly, Richard W. Ingram, Mark A. Karpe and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Municipal Bond Fund, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/David W. Burke                                             October 28, 1996
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David W. Burke

/s/Hodding Carter, III                                        October 28, 1996
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Hodding Carter, III

/s/Joseph S. DiMartino                                        October 28, 1996
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Joseph S. DiMartino

/s/Ehud Houminer                                              October 28, 1996
--------------------------------
Ehud Houminer

/s/Richard C. Leone                                           October 28, 1996
--------------------------------
Richard C. Leone

/s/Hans C. Mautner                                            October 28, 1996
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Hans C. Mautner

/s/Robin A. Smith                                             October 28, 1996
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Robin A. Smith

/s/John E. Zuccotti                                           October 28, 1996
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John E. Zuccotti